Exhibit 99.2

Effective April 27, 2007
AMENDED AND RESTATED

BY-LAWS

of

AETNA INC.

(a Pennsylvania business corporation)

Article 1.   MEETINGS OF SHAREHOLDERS

Section 1.01.  Place of Meetings.  Meetings of shareholders of the Corporation shall be held at such place, within the Commonwealth of Pennsylvania or elsewhere, as may be fixed from time to time by the Board of Directors.  If no place is so fixed for a meeting, it shall be held at the Corporation's then principal executive office.

Section 1.02.  Annual Meeting.

(a)           General Rule.  There shall be an annual meeting of shareholders, held at such time as the Board of Directors shall prescribe, at which the shareholders shall elect such number of members of the Board of Directors as are to be elected at that meeting in accordance with the Corporation’s articles of incorporation, and transact only such other business as may properly be brought before the meeting.

(b)           Business to be Conducted.  To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors or the Chairman, or (iii) otherwise properly brought before the meeting by a shareholder.

(c)           Shareholder Proposals.  For business to be properly brought before an annual meeting by a shareholder pursuant to clause (iii) of Section 1.02(b), the business must be lawful and appropriate for consideration at the meeting, and the shareholder must have given written notice of such shareholder’s intent to present the business, either by personal delivery or by United States mail, postage prepaid, to the Corporate Secretary not later than 90 calendar days prior to the date such annual meeting is to be held; provided, however, that notice by a shareholder shall be timely in any event if received not later than the close of business on the 10th calendar day following the day on which public disclosure of the date of the annual meeting was made.  A shareholder’s notice shall include as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting the business at the annual meeting, (ii) the name and address of the shareholder, (iii) evidence of the class and number of shares of capital stock of the Corporation that are beneficially owned by the shareholder and (iv) any material interest of the shareholder in such business.

(d)           Determination of Propriety of Business.  Notwithstanding anything in these by-laws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 1.02.  The chairman of the annual meeting shall determine whether each item of business has been properly brought before the annual meeting in accordance with the procedures set forth in this Section 1.02, and whether each item of business is lawful and appropriate for consideration by shareholders at the annual meeting.  If the chairman of the annual meeting shall determine that an item of business has not been properly brought before the annual meeting or is not lawful and appropriate for consideration at the annual meeting, the chairman shall so declare to the annual meeting, and any such business shall not be transacted at the annual meeting.

Section 1.03.  Nominations of Directors.

(a)           General Rule.  Nominations of persons for election to the Board of Directors of the Corporation may be made by the Board of Directors or by any shareholder entitled to vote for the election of Directors that complies with the provisions of Section 1.03(b).

(b)           Shareholder Nominations.  Any shareholder entitled to vote for the election of Directors at an annual or special meeting at which one or more Directors are to be elected may nominate persons for election as Directors only if written notice of such shareholder’s intent to make such nomination is given, either by personal delivery or by United States mail, postage prepaid, to the Corporate Secretary not later than 90 calendar days prior to the date such meeting is to be held; provided, however, that notice by the shareholder shall be timely in any event if received not later than the close of business on the 10th calendar day following the day on which public disclosure of the date of such meeting was made.  A shareholder’s notice shall include: (i) as to each person whom the shareholder proposes to nominate for election or re-election as a Director, (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class and number of shares of capital stock of the Corporation that are beneficially owned by the person and (D) any other information relating to the person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including without limitation the person’s written consent to being named in the proxy statement as a nominee and to serving as a Director if elected); and (ii) as to the shareholder giving the notice, (A) the name and address of the shareholder and (B) evidence of the class and number of shares of capital stock of the Corporation that are beneficially owned by the shareholder.

(c)           Determination of Propriety of Nominations.  The chairman of the meeting shall determine whether a nomination of a person for election as a Director by a shareholder has been properly made in accordance with the procedures prescribed in this Section 1.03.  If the chairman of the meeting shall determine that such a nomination has not been properly made, the chairman of the meeting shall so declare to the meeting, and the defective nomination shall be disregarded.

Section 1.04.  Special Meetings.

(a)           General Rule.  Special meetings of shareholders may be called (i) by the shareholders to the extent permitted by the Corporation’s articles of incorporation or (ii) at any time by the Board of Directors, the Chairman or the President of the Corporation.  Each special meeting of shareholders shall be held at such place, within the Commonwealth of Pennsylvania or elsewhere, as may be fixed from time to time by the Board of Directors.  If no place is so fixed for a special meeting of shareholders, it shall be held at the Corporation's then principal executive office.  The only business to be conducted at a special meeting of shareholders shall be that set forth in the notice of such meeting.

(b)           Shareholder Petition.  Shareholders entitled to cast the number of votes specified in the Corporation’s articles of incorporation may call a special meeting of shareholders by delivery, either by personal delivery or by United States mail, postage pre-paid, to the Corporate Secretary of a written petition signed by each of such shareholders that includes (i) a brief description of the business to be conducted at a special meeting and the reasons for conducting the business at a special meeting; (ii) the name and address of each shareholder who has signed the petition; (iii) evidence of the class and number of shares of capital stock of the Corporation that are beneficially owned by each shareholder who has signed the petition; and (iv) any  material interest of any shareholder who has signed the petition in the business described in the petition.  It shall be the duty of the Corporate Secretary to fix the date and time of any shareholder-called special meeting, which shall be held not more than 120 days after the Corporate Secretary’s receipt of a petition that complies with this Section 1.04(b).

(c)           Shareholder Proposals.  The business to be conducted at a special meeting must be lawful and appropriate for consideration at the meeting and must be (i) set forth in the notice of special meeting at the direction of the Board of Directors or (ii) specified in a petition that complies with Section 1.04(b).

(d)           Determination of Propriety of Business.  Notwithstanding anything in these by-laws to the contrary, no business shall be conducted at a special meeting except in accordance with the procedures set forth in this Section 1.04.  The chairman of each special meeting shall determine whether each item of business satisfies the requirements of Section 1.04(c).  If the chairman of a special meeting shall determine that an item of business does not satisfy the requirements of Section 1.04(c), the chairman shall so declare to the special meeting, and any such business shall not be transacted at the special meeting.

Section 1.05.  Notice of Meetings.  Except as otherwise provided in Section 1707 of the Pennsylvania Business Corporation Law of 1988, as amended, notice of every meeting of shareholders shall be given in any manner permitted by law by or at the direction of the Corporate Secretary or such other person as is authorized by the Board of Directors to each shareholder of record entitled to receipt thereof, at least 10 calendar days prior to the day named for the meeting, unless a greater period of notice is required by law in a particular case.

Section 1.06.  Organization.  At every meeting of the shareholders, the Chairman, or in the absence of the Chairman, a person chosen by the Board of Directors, shall act as chairman of the meeting; and the Corporate Secretary, or in the absence of the Corporate Secretary, a person appointed by the chairman of the meeting, shall act as secretary of the meeting.  The order of and the rules for conducting business at all meetings of the shareholders shall be determined by the chairman of the meeting.

Section 1.07.  Voting.  Except as otherwise specified herein or in the Corporation’s articles of incorporation or required by law, whenever any corporate action is to be taken by vote of shareholders, it shall be authorized by a majority of the votes cast by all shareholders entitled to vote thereon and, if any shareholders are entitled to vote thereon as a class, upon receiving a majority of the votes cast by the shareholders entitled to vote as a class.

Article 2.   DIRECTORS

Section 2.01.  Number.  The number of Directors of the Corporation shall be not less than three nor more than twenty-one, and shall be designated from time to time by resolution of the Board of Directors.  Notwithstanding the provisions of Section 5.02, the Board of Directors shall not have the right to amend or repeal this Section 2.01, or adopt a new by-law, if such amendment, repeal or adoption would alter the minimum or maximum number of Directors specified in the preceding sentence.

Section 2.02.  Vacancies.  Vacancies on the Board of Directors may be filled at any time by the affirmative vote of a majority of the Directors then in office, though less than a quorum, except as otherwise provided in the Corporation’s articles of incorporation with respect to the rights of the holders of any series or class of shares to elect Directors under specified circumstances.  Directors may be elected by the shareholders to fill a vacancy, regardless of how the vacancy has been created, only if and when authorized by a resolution of the Board of Directors.

Section 2.03.  Resignations.  Any Director may resign at any time by giving written notice to the Board of Directors, the Chairman, the President or the Corporate Secretary.  The resignation shall be effective upon receipt thereof or at such subsequent time as may be specified in the notice of resignation.  Unless otherwise specified in the applicable notice of resignation, the acceptance of a resignation shall not be necessary to make it effective.

Section 2.04.  Annual Meeting of the Board.  Immediately after each annual election of Directors, the Board of Directors shall meet for the purpose of organization, election of officers, and the transaction of other business.  Notice of the annual meeting need not be given.  In the absence of a quorum at such time, the annual meeting may be held at any other time and place specified in a notice given as provided in Section 2.06 for special meetings of the Board of Directors.

Section 2.05.  Regular Meetings of the Board.  Regular meetings of the Board of Directors shall be held at such time and place as may be designated from time to time by the Board of Directors.  Notice of regular meetings need not be given.  At any regular meeting the Board of Directors may transact such business as may be brought before the meeting.

Section 2.06.  Special Meetings of the Board.  Special meetings of the Board of Directors may be called by the Chairman, the President or not less than one-third of the Directors then in office, and shall be held at such time and place as may be designated in the notice of the meeting.  Notice to each Director of each special meeting of the Board shall be given by or at the direction of the person or persons calling the meeting no later than the calendar day before the day of the meeting.

Section 2.07.  Compensation.  The Board of Directors shall have the authority to fix the compensation of Directors for their services as Directors, and a Director may be a salaried officer of the Corporation.

Article 3.   COMMITTEES

Section 3.01.  Establishment and Authority.  The Board of Directors may establish, by the affirmative vote of a majority of the Directors then in office, one or more committees to consist of one or more Directors of the Corporation.  Any committee, to the extent provided by the Board of Directors, shall have and may exercise all of the powers and authority of the Board of Directors except that any committee other than the Executive Committee shall not have any power or authority as to the following:  (i) the submission to shareholders of any action requiring approval of shareholders under the Pennsylvania Business Corporation Law of 1988, as amended; (ii) the creation or filling of vacancies in the Board of Directors; (iii) the adoption, amendment or repeal of these by-laws; (iv) the amendment or repeal of any resolution of the Board of Directors that by its terms is amendable or repealable only by the Board of Directors; or (v) action on matters committed by these by-laws or resolution of the Board of Directors exclusively to another committee of the Board of Directors.

Section 3.02.  Organization.  The Board of Directors may designate, by the affirmative vote of a majority of the Directors then in office, any member of a committee as chair of that committee, may appoint any officer of the Corporation (or his or her designate) as secretary of that committee and may designate or provide for the designation of one or more Directors as alternate members of that committee who may replace any absent or disqualified member at any meeting of that committee upon such notice and in such manner as may be provided in the vote designating the applicable alternate members.  Each committee shall meet at the call of its chair, the Chairman, the President, the Corporate Secretary or any two members of the committee.  The presence of a majority of the members of a committee shall be necessary to constitute a quorum.  Regular minutes of the proceedings of each committee shall be reported to the Board.  The members of each committee shall continue in office for such term as may be provided in the vote designating them as members (which term shall not exceed their respective terms of office as Directors) and until their successors are duly designated, unless sooner discharged.

Article 4.   OFFICERS

Section 4.01.  Election or Appointment.  The officers of the Corporation shall be a Chairman, elected by the Board of Directors from their own number, a President, a Corporate Secretary and a Treasurer appointed by the Board.  The Board may also appoint one or more Vice Chairmen, Executive Vice Presidents and Senior Vice Presidents.  The Board shall fix, or authorize any officer or officers to fix, the compensation of any such officer.  In addition, the Board may appoint, and fix the compensation of, and may authorize any officer or officers to appoint, and to fix the compensation of, such additional officers as the Board or such authorized officer or officers deem necessary for the proper conduct of the business of the Corporation.

Section 4.02.  Resignations.  Any officer may resign at any time by giving written notice to the Board of Directors, the Chairman, the President or the Corporate Secretary.  The resignation shall be effective upon receipt thereof or at such subsequent time as may be specified in the notice of resignation.  Unless otherwise specified in the applicable notice of resignation, the acceptance of a resignation shall not be necessary to make it effective.

Section 4.03.  Chairman.  The Chairman shall be the chief executive officer of the Corporation unless the Board vests that position in another officer.  The chief executive officer shall be responsible, under the direction of the Board, for the general supervision, management and control of the affairs and property of the Corporation.  The Chairman shall serve as an ex-officio member of all committees appointed by the Board except as may be otherwise provided in these by-laws or in the resolution establishing a committee.  The Chairman shall preside at all meetings of the shareholders, the Board and all committees appointed by the Board of which the Chairman is a member, except as may otherwise be provided in the resolution establishing a committee.  The Chairman, and the chief executive officer if they are not the same person, shall have such other authority and responsibility and perform such other duties as may from time to time be delegated by the Board.

Section 4.04.  Authority of Officers.  Officers shall be subject to the direction of, and shall have the authority and perform such duties as may be assigned from time to time by, the Board of Directors or the chief executive officer.

Article 5.   MISCELLANEOUS

Section 5.01.  Use of Conference Telephone Equipment.  Unless the Board of Directors determines otherwise in a particular case, one or more persons may participate in any meeting of the Board of Directors by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other; however, the use of such equipment is not a matter of right for any person.  A person may participate in a meeting of the shareholders by means of such equipment only as authorized by the Board of Directors in a particular case.  Authorized participation in a meeting by means of such equipment shall constitute presence in person at the meeting.

Section 5.02.  Amendments.  These by-laws may be amended or repealed, or new by-laws may be adopted, either (i) by an affirmative vote of the holders of a majority of the voting power of shares entitled to vote thereon, voting as a single class, at a meeting of the shareholders in the call for which written notice of the proposed action shall have been given, or (ii) with respect to those matters that are not by statute committed exclusively to the shareholders and regardless of whether the shareholders have previously adopted or approved the by-law being amended or repealed, by the affirmative vote of a majority of the Directors then in office, upon written notice to each Director of the action proposed to be taken.  Notwithstanding the preceding sentence, Sections 1.02, 1.03, 1.04, 2.01, 2.02 and 2.06 and this Section 5.02 may be amended or repealed or a new by-law adopted that is inconsistent with any of those sections by vote of the shareholders only if the amendment, repeal or adoption of a new by-law is approved by the affirmative vote of at least two-thirds of the votes that all voting shareholders, voting as a single class, are entitled to cast thereon, at a meeting of the shareholders in the call for which written notice of the proposed action shall have been given.  Any change in these by-laws shall take effect when adopted unless otherwise provided in the resolution effecting the change.  No provision of these by-laws shall vest any property right in any shareholder as such.